Exhibit 99.1

MITOCAREX BIO LTD.

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2024

U.S. DOLLARS IN THOUSANDS

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Kost Forer Gabbay & Kasierer 144 Menachem Begin Road, Building A, Tel-Aviv 6492102, Israel	Tel: +972-3-6232525 Fax: +972-3-5622555 ey.com

REPORT OF INDEPENDENT AUDITORS

To the board of directors and shareholders of

MITOCAREX BIO LTD.

Opinion

We have audited the financial statements of MitoCareX Bio Ltd. (the “Company”) which comprise the Balance Sheets as of December 31, 2024, and 2023, and the related statements of Operations, Changes in Shareholders’ Equity (Deficit) and Cash Flows for the years then ended, - and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024, and 2023, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Substantial Doubt About the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1b to the financial statements, the Company has suffered recurring losses from operations, has a net capital deficiency, and has stated that substantial doubt exists about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 1b. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

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Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatements when it exists. The risk of not detecting a material misstatements resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatements of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Tel Aviv, Israel	/s/ KOST FORER GABBAY & KASIERER
May 12, 2025	A Member of EY Global

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MITOCAREX BIO LTD.

BALANCE SHEETS

U.S. dollars in thousands

		December 31,
	Note	2024	2023
ASSETS

CURRENT ASSETS:

Cash and cash equivalents		$259	$209
Other account receivables and prepaid expenses	3	13	28

Total current assets		272	237

NON-CURRENT ASSETS:

Property and equipment, net	4	14	33

Total non-current assets		14	33

Total assets		$286	$270

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:

Trade payables		3	-
Other account payables and accrued expenses	5	89	40
Short-term loan	6	250	-

Total current liabilities		342	40

Total liabilities		342	40

SHAREHOLDERS’ EQUITY (DEFICIT):	7

Ordinary shares of 0.01 NIS par value - 100,000 shares authorized at December 31, 2024 and 2023; 35,438 and 28,842 shares issued and outstanding at December 31, 2024 and 2023, respectively;		*)	*)
Additional paid-in capital		1,704	1,104
Accumulated deficit		(1,760)	(874)

Total shareholders’ equity (deficit)		(56)	230

Total liabilities and shareholders’ equity (deficit)		$286	$270

*) Represents less than $1.

The accompanying notes are an integral part of the financial statements.

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MITOCAREX BIO LTD.

STATEMENTS OF OPERATIONS

U.S. dollars in thousands

	Year ended December 31,
	2024	2023

Operating expenses:
Research and development	$708	$426
General and administrative	175	99

Total operating expenses	883	525

Operating loss	883	525

Financial expenses (income), net	3	(2)

Net loss	$886	$523

The accompanying notes are an integral part of the financial statements.

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MITOCAREX BIO LTD.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIT)

U.S. dollars in thousands, except share and per share data

	Ordinary shares				Additional paid-in	Accumulated	Total shareholders’
	Number	Amount			capital	deficit	equity (deficit)

Balance as of January 1, 2023	24,445	$	*	)	$704	$(351)	$353

Issuance of ordinary shares	4,397		*	)	400	-	400
Net loss	-		*	)	-	(523)	(523)

Balance as of December 31, 2023	28,842	$	*	)	$1,104	$(874)	$230

Issuance of ordinary shares	6,596		*	)	600	-	600
Net loss	-		*	)	-	(886)	(886)

Balance as of December 31, 2024	35,438	$	*	)	$1,704	$1,760	$(56)

*) Represents an amount lower than $1.

The accompanying notes are an integral part of the financial statements.

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MITOCAREX BIO LTD.

STATEMENTS OF CASH FLOWS

U.S. dollars in thousands

	Year ended December 31,
	2024	2023
Cash flows from operating activities:

Net loss	$(886)	$(523)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	22	22
Decrease (increase) in other account receivables and prepaid expenses	15	(27)
Increase in trade payables	3	-
Increase in employees and payroll related accruals	9	16
Increase (decrease) in other account liabilities and accrued expenses	40	8
Accrued interest on short-term loan	*)	-

Net cash used in operating activities	(797)	(504)

Cash flows from investing activities:

Purchase of property and equipment	(3)	(4)

Net cash used in investing activities	(3)	(4)

Cash flows from financing activities:

Issuance of Ordinary shares	600	400
Proceeds from short-term loan	250	-

Net cash provided by financing activities	850	400

Increase (decrease) in cash and cash equivalents	50	(108)
Cash and cash equivalents at the beginning of the year	209	317

Cash, cash equivalents and restricted cash at the end of the year	$259	$209

The accompanying notes are an integral part of the financial statements.

*) Represents an amount lower than $1.

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MITOCAREX BIO LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands, except share and per share data

NOTE 1:- GENERAL

a.	MitoCareX Bio Ltd. (the “Company”) was incorporated on February 27, 2022. The Company commenced its operations on the same day and is engaged in the development of medical drugs for future cancer treatment.

b.	The Company has incurred recurring losses and negative cash flows since inception and has an accumulated deficit of $1,760. For the year ended December 31, 2024, the Company used approximately $797 of cash in operations. The Company expects to continue to incur net losses and negative cash flows from operating activities for the foreseeable future. The Company’s ability to continue to operate is dependent upon raising additional funds to finance its activities. There are no assurances, however, that the Company will be successful in obtaining an adequate level of financing needed for the long-term operational activities. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments with respect to the carrying amounts of assets and liabilities and their classification that might be necessary should the Company be unable to continue as a going concern.

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”), as follows:

a.	Use of estimates:

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions. The Company’s management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

b.	Financial statements in U.S. dollars:

The Company’s financing rounds and loans, are denominated in United States dollars (“dollar” or “U.S. dollars”). The Company’s management believes that the dollar is the primary currency of the economic environment in which the Company operates. Thus, the functional and reporting currency of the Company is the dollar.

Accordingly, monetary accounts maintained in currencies other than the dollar are re-measured into dollars in accordance with Accounting Standards Codification (“ASC”) No. 830 “Foreign Currency Matters”. All transaction gains and losses from the re-measured monetary balance sheet items are reflected in the statements of comprehensive loss as financial income or expenses, as appropriate.

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MITOCAREX BIO LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands, except share and per share data

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

c.	Cash and cash equivalents:

Cash equivalents are short-term highly liquid investments that are readily convertible to cash with original maturities of three months or less.

d.	Property and equipment:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets at the following annual rates:

%

Computers, electronic and related equipment	33
Office furniture and equipment	15

Property and equipment subject to amortization are reviewed for impairment in accordance with ASC No. 360, “Accounting for the Impairment or Disposal of Long-Lived Assets” whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. As of December 31, 2024, no impairment losses were recorded.

e.	Severance pay:

Pursuant to Section 14 of Israel’s Severance Compensation Law, 1963 (“Section 14”), all of the Company’s Israel employees are included under this section and entitled only to monthly deposits, at a rate of 8.33% of their monthly salary, made in their name with insurance companies. Payments in accordance with Section 14 release the Company from any future severance payments in respect of those employees. As a result, the related obligation and amounts deposited on behalf of such obligation are not stated on the balance sheet, as the Company is legally released from severance obligation to employees once the amounts have been deposited, and the Company has no further legal ownership on the amounts deposited.

Severance pay expenses for the years ended December 31, 2024, and 2023 amounted to $28, and $17, respectively.

f.	Research and development:

Research and development costs are charged to statements of operations as incurred.

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MITOCAREX BIO LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands, except share and per share data

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

g.	Fair value of financial instruments:

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. A three-tier fair value hierarchy is established as a basis for considering such assumptions and for inputs used in the valuation methodologies in measuring fair value:

Level 1 - Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that can be accessed at the measurement date.

Level 2 - Inputs are quoted prices for similar assets and liabilities in active markets or inputs that are observable for the assets or liabilities, either directly or indirectly through market corroboration, for substantially the full term of the financial instruments.

Level 3 - Inputs are unobservable inputs based on the Company’s own assumptions used to measure assets and liabilities at fair value. The inputs require significant management judgment or estimation.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The carrying amounts reported in the balance sheet of cash and cash equivalents, other account receivables and prepaid expenses and other account payables and accrued expenses approximate their fair value due to the short-term maturity of such instruments.

h.	Concentrations of credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents.

Cash and cash equivalents and are invested in a major bank in Israel. Generally, these cash equivalents may be redeemed upon demand and, therefore management believes that they bear lower risk.

i.	Leases:

The Company applies ASC 842 to its leases. As of December 31, 2024, all the Company’s leases have a lease term of less than 12 months. The Company elected to not recognize Right of Use (“ROU”) assets and lease liabilities for leases with term of less than 12 months. Thus, the Company recognize lease cost on a straight-line basis over the lease term.

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MITOCAREX BIO LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands, except share and per share data

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (Cont.)

j.	Income Taxes:

The Company accounts for income taxes in accordance with ASC No. 740, “Income Taxes”. ASC No. 740 prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to amounts more likely than not to be realized.

ASC 740 contains a two-step approach to recognizing and measuring uncertain tax positions accounted for. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement. The Company accrues interest and penalties related to unrecognized tax benefits in its provision for income tax.

As of December 31, 2024, the Company did not record any provision for uncertain tax positions.

k.	Recently issued but not yet adopted accounting standards:

1.	In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740), Improvements to Income Tax Disclosures, which requires disaggregated information about the effective tax rate reconciliation as well as information on income taxes paid. The guidance will be effective for the Company for annual periods beginning January 1, 2026, with early adoption permitted. The Company is currently evaluating the impact of the ASU on its financial statement disclosures.

2.	In November 2024, the FASB issued ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses. This ASU requires an entity to disclose the amounts of purchases of inventory, employee compensation, depreciation, and intangible asset amortization included in each relevant expense caption. It also requires an entity to include certain amounts that are already required to be disclosed under current GAAP in the same disclosure. Additionally, it requires an entity to disclose a qualitative description of the amounts remaining in relevant expense captions that are not separately disaggregated quantitatively, and to disclose the total amount of selling expenses and, in annual reporting periods, an entity’s definition of selling expenses. The amendments in the ASU are effective for annual reporting periods beginning after December 15, 2026. The Company is currently evaluating the impact of the ASU on its financial statement disclosures.

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MITOCAREX BIO LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands, except share and per share data

NOTE 3: OTHER ACCOUNT RECEIVABLES AND PREPAID EXPENSES

	December 31,
	2024	2023

Prepaid expenses and other	$2	$24
Government authorities	11	4

	$13	$28

NOTE 4: PROPERTY AND EQUIPMENT, NET

	December 31,
	2024	2023
Cost:
Computers, electronic and related equipment	$66	$65
Office furniture and equipment	6	4

	72	69
Less: accumulated depreciation	(58)	(36)

Depreciated cost	$14	$33

Depreciation expenses for the years ended December 31, 2024, and 2023 were $22 and $22, respectively.

NOTE 5: OTHER ACCOUNT PAYABLES AND ACCRUED EXPENSES

	December 31,
	2024	2023

Employees and payroll accrual	22	$15
Accrued expenses	55	15
Government authorities	12	10

	89	$40

NOTE 6: SHORT-TERM LOAN

On December 22, 2024, the Company entered into a loan agreement with N2OFF, as the lender (The “Loan”) (see note 9) for a principal amount of $250 to be repaid in 6 months. The loan agreement amounts bear interest at an annual rate of 3% to be repaid at maturity.

Under the loan agreement, L.I.A Pure Capital Ltd., a related party, provided a guarantee to the lender for the full loan amount.

As of December 31, 2024, Interest accrued in the approximate amount of $0.2.

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MITOCAREX BIO LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands, except share and per share data

NOTE 7: SHAREHOLDERS’ EQUITY (DEFICIT)

a.	Composition of share capital of the Company:

	Authorized		Issued and outstanding
	December 31,		December 31,
	2024	2023	2024	2023
	Number of shares

Ordinary shares	100,000	100,000	35,438	28,842

b.	Ordinary shares:

Ordinary shares confer upon their holders the right to receive notice to participate and vote in shareholders meeting of the Company, the right to receive dividends, if declared and the right to share in excess upon liquidation.

c.	Issuance of ordinary shares:

On February 2, 2023, the Company issued 4,397 Ordinary Shares of 0.01 NIS par value each to Scisparc Ltd. The total consideration received amounted to $400.

On March 11, 2024, the Company issued 6,596 Ordinary Shares of 0.01 NIS par value each to Scisparc Ltd. The total consideration received amounted to$600.

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MITOCAREX BIO LTD.

NOTES TO FINANCIAL STATEMENTS

U.S. dollars in thousands, except share and per share data

NOTE 8: INCOME TAXES

a.	Corporate tax in Israel:

The Israeli corporate tax rate was 23% in 2024 and 2023.

b.	Tax assessments:

The Company has not been assessed for tax purposes since its incorporation.

c.	Deferred income taxes:

Deferred taxes in respect of carryforward losses have not been provided, since the Company’s management currently believes that it is more likely than not that all the deferred tax regarding the carryforward losses for which valuation allowance was provided will not be realized in the near future.

d.	Net operating losses carryforward:

The Company has accumulated losses for tax purposes as of December 31, 2024, in the amount of approximately $1,037 which may be carried forward and offset against taxable income in the future for an indefinite period and may be subject to restrictions due to ownership changes.

e.	Rate reconciliation

In 2023 and 2024 the main reconciling item for the Company’s tax rate is tax loss carryforwards and temporary differences, for which a full valuation allowance was provided.

NOTE 9:- SUBSEQUENT EVENTS

a.	On February 25, 2025, N2OFF, Inc., a Nevada corporation, entered into a Securities Purchase and Exchange Agreement (the “Agreement”) with the Company. pursuant to which N2OFF will acquire from each of the Company’s owners their respective ordinary shares, nominal (par) value NIS 0.01 each, thereby resulting in the Company becoming a wholly-owned subsidiary of N2OFF. The closing of the Agreement is contingent upon, among other customary obligations, obtaining approval of N2OFF’s stockholders by the requisite majority.

b.	On March 12, 2025, N2OFF, entered into an additional Loan Agreement (the “Second Loan”) with the Company, and Pure Capital pursuant to which N2OFF agreed to lend $250 to the Company under the same conditions as the Loan granted on December 22, 2024. Any loan made by N2OFF to the Company will be deducted from any future amount allocated by N2OFF to the Company during the first year following the closing of the Agreement.

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